UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report: (Date of earliest event reported) February 9, 2017


                           UNITED CANNABIS CORPORATION
                           ---------------------------
               (Exact name of registrant as specified in charter)


                                    Colorado
                      -----------------------------------
         (State or other Jurisdiction of Incorporation or Organization)


                     1600 Broadway, Suite 1600
    000-54582        Denver, CO 80202 46-5221947
----------------     ----------------------------
Commission File   Address of Principal Executive         IRS Employer
    Number            Offices and Zip Codes           Identification  Number

                                 (303) 386-7321
                            ------------------------
              (Registrant's telephone number, including area code)

                                       N/A
                          ----------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
     CFR 240.14a- 12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 3.02.        UNREGISTERED SALES OF EQUITY SECURITIES.

     On February 9, 2017, JSJ Investments, Inc. converted a note in the principal amount of $125,000, plus accrued interest, into 379,000 shares of the Company's common stock. The Company relied upon the exemption provided by
Section 4(a)1 of the Securities Act of 1933 in connection with the issuance of these shares. The holder of the note was a sophisticated investor and was provided full information regarding the Company's business and operations. There was no general solicitation in connection with the issuance of the note. No commission was paid to any person in connection with issuance of the note.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  February 15, 2017               UNITED CANNABIS CORPORATION


                                        By: /s/ Chad Ruby
                                            ---------------------------------
                                            Chad Ruby, Chief Operating Officer